NATIONS FUNDS TRUST
Nations Value Fund
Nations Florida Intermediate Municipal Bond Fund
Supplement dated September 19, 2005
to Prospectuses dated August 1, 2005
     Effective immediately, the prospectuses for all share classes of the Funds are hereby supplemented by changing all references throughout the prospectuses as follows:

From:	To:
Nations Value Fund	à Columbia Large Cap Value Fund
Nations Florida Intermediate Municipal Bond Fund	à Columbia Florida Intermediate Municipal Bond Fund

     In addition, the sentence under Nations Value Fund’s principal investment strategies stating that, “[e]ffective September 24, 2005, under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase” is modified by deleting the words “September 24, 2005” and replacing them with “September 19, 2005”.

NATIONS FUNDS TRUST
Nations Value Fund
Nations Florida Intermediate Municipal Bond Fund
Supplement dated September 19, 2005
to Statement of Additional Information dated August 1, 2005
     Effective immediately, the Statement of Additional Information for each of the series of Nations Funds Trust noted above (each, a “Fund”) is hereby supplemented by changing each Fund’s name, and all references thereto, as follows:

From:	To:
Nations Value Fund	à Columbia Large Cap Value Fund
Nations Florida Intermediate Municipal Bond Fund	à Columbia Florida Intermediate Municipal Bond Fund

     In addition, the following will be added as the final bullet point of item 8 in the section “Fundamental Policies”:
•	Nations Value Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index at the time of purchase.